UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

----------------------------------------
PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the Appropriate box): [x]    No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
---------------------------------------
	2)	Aggregate number of securities to which transaction applies:
---------------------------------------
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
---------------------------------------
	4)	Proposed maximum aggregate value of transaction:
---------------------------------------
	5)	Total fee paid:
---------------------------------------

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
-------------------------
	2)	Form, Schedule or Registration Statement No.:
-------------------------
	3)	Filing Party:
-------------------------
	4)	Date File

Shareholder Services

IMPORTANT NOTICE

December 4, 2015

Re: Permanent Portfolio Family of Funds, Inc.

Dear Shareholder,

We have been trying to contact you regarding an important matter pertaining to your investment in Permanent Portfolio.  This matter relates to important operational and organizational initiatives for the fund and we urgently need your response.

Please call us today regarding this matter.  The call will only take a few moments of your time, and you will not be asked to provide any confidential information.  Our number is (800) 357-9167* and our representatives are available between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.  When you call, please have available the reference number listed below.

Sincerely,

Frederick M. Bonnell
Managing Director, Shareholder Services

*International callers may reach us at (201) 806-7301

REFERENCE NUMBER: XXXXXXXXXXX

AST FUND SOLUTIONS 55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07660 ● 1-800-217-0538	Global Resources Local Service Customized Solutions